Shareholder's Equity	12 Months Ended
Mar. 31, 2020
Equity [Abstract]
Shareholder's Equity	Shareholders’ Equity
The Company is authorized to issue 600,000,000 shares of common stock, par value of $0.001 per share.
Dynatrace Holdings LLC was reorganized on April 1, 2015 and had 100 common units as of March 31, 2019. In connection with the reorganization transactions described in Note 2, an additional 241,547,118 common units of Dynatrace Holdings LLC were issued and subsequently exchanged for 241,547,218 shares of common stock in Dynatrace, Inc. during the second quarter of fiscal 2020. This amount of additional common units includes 16,687,436 common units issued upon the exchange of vested MIUs and AUs. At March 31, 2020, there were 280,853,040 shares of common stock issued and outstanding.